GE INVESTMENTS FUNDS, INC.

Total Return Fund

Supplement Dated January 29, 2009

To the Prospectuses Dated May 1, 2008

Effective immediately, David Wiederecht was named a portfolio manager to the Total Return Fund, where he will share oversight responsibilities with Judith A. Studer for determining asset allocations for the Fund. Mr. Wiederecht is a Director and President – Investment Strategies at GE Asset Management, and currently serves as the portfolio manager to the Small-Cap Equity Fund. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, and Managing Director – Alternative Investments from 2004 to 2008, responsible in both positions for portfolio management within those strategies.

In light of the foregoing change to the Total Return Fund’s portfolio management team, the GE Investments Funds prospectuses are revised as follows:

1. The paragraph under the section entitled “About the Investment Adviser – About the Portfolio Managers – Portfolio Management Teams” is deleted in its entirety and replaced with the following paragraph:

“The Total Return Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Ralph R. Layman, Thomas R. Lincoln, Judith A. Studer, Diane M. Wehner and David Wiederecht. Ms. Studer and Mr. Wiederecht are both vested with oversight authority for determining asset allocations for the Fund, while each of the other portfolio managers is responsible for managing one of four sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. Mr. Lincoln manages the U.S. equity portion, Ms. Wehner manages the U.S. mid-cap equity portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objective.”

2. The following paragraph is added and supplements the section entitled “About the Investment Adviser – About the Portfolio Managers – Portfolio Manager Biographies”:

“David Wiederecht is a Director and President — Investment Strategies at GE Asset Management since February 2008. He has been a portfolio manager of the Small-Cap Equity Fund since September 2008 and has co-led a team of portfolio managers for the Total Return Fund since the end of January 2009. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President — Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, and Managing Director — Alternative Investments from 2004 to 2008, responsible in both positions for portfolio management within those strategies.”

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